UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2002

1-6880
(Commission File Number)

U.S. BANCORP
(Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	41-0255900 (I.R.S. Employer Identification Number)

225 South Sixth Street, Minneapolis, Minnesota 55402
(Address of principal executive offices and Zip Code)

(612) 973-1111
(Registrant’s telephone number)

U.S. Bank Place
601 Second Avenue South, Minneapolis, Minnesota 55402-4302
(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     On July 16, 2002, U.S. Bancorp (the “Company”) issued a press release discussing second quarter 2002 results. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     99.1 Press Release issued by U.S. Bancorp on July 16, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By /s/ Terrance R. Dolan Terrance R. Dolan Executive Vice President and Controller

     DATE: July 16, 2002